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                                                                     EXHIBIT 21
                                  SUSIDIARIES
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                                             State of
    Subsidiary                            Incorporation               Type of                  Name Under Which Subsidiary
                                               or                     Entity                    does business if different
                                          Organization                                      or in addition to Subsidiary Name
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
Koll Management Services, Inc.              Delaware                     Corporation           KOLL THE REAL ESTATE SERVICES COMPANY
CBS Investment Realty, Inc.                 Arizona                      Corporation
CBS Investment Realty of New                Arizona                      Corporation
Mexico, Inc.
Koll Corporate Services, Inc.               Delaware                     Corporation
Renaissance Center Management               Michigan                     Corporation
Company
Koll Medical Services, Inc.                 Delaware                     Corporation
KMS Construction Co.                        Delaware                     Corporation
Koll Investment Management, Inc.            California                   Corporation           K/B Realty Advisors
D.A. Management, Inc.                       California                   Corporation
K/B Realty Advisors, Inc.                   Delaware                     Corporation
Koll Capital Markets Group, Inc.            Delaware                     Corporation
Koll Partnerships I, Inc.                   Delaware                     Corporation
Bonutto-Hofer Investments                   California                   Corporation
Koll Partnerships II, Inc.                  Delaware                     Corporation
Koll Tender Corporation I                   Delaware                     Corporation
Koll Tender Corporation II                  Delaware                     Corporation
Koll Tender Corporation III                 Delaware                     Corporation
K/B Retail Associates, Inc.                 Maryland                     Corporation
K/B Retail Corp.                            Delaware                     Corporation
Koll Holdings International, Inc.           Delaware                     Corporation
Koll Asia Pacific-Hawaii, Inc.              Hawaii                       Corporation
Koll Dove Global Disposition                California                   Limited
Services, L.L.C.                                                         Liability Co.
Koll/CC&F Management Services               California                   General Partnership
Koll Management Services Limited            Ohio                         Limited
Partnership                                                              Partnership
(formerly Koll/Tipton Management
Services, L.P.)
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
KE Holdings, L.P.                          Washington                    General
                                                                         Partnership
KB Investors I                             California                    General
                                                                         Partnership
KB Investors II                            California                    General
                                                                         Partnership
KB Investors IV                            California                    General
                                                                         Partnership
SM Brell, L.P.                             California                    Limited
                                                                         Partnership
KB Opportunity Investors                   California                    General
                                                                         Partnership
KB Opportunity Investors II                California                    General
                                                                         Partnership
KB Opportunity Investors III               California                    General
                                                                         Partnership
Koll/Bradford Joint Venture                Illinois                      General
                                                                         Partnership
Koll/Cornerstone                           California                    General
                                                                         Partnership
Strategic Industrial Holdings              California                    Limited
                                                                         Partnership
Tamarack Brea Partners                     California                    Limited
                                                                         Partnership
Van Buren Business Park Partners           California                    Limited
                                                                         Partnership
Koll Cornerstone Van Buren, L.P.           California                    Limited
                                                                         Partnership
Koll Cornerstone II                        California                    General
                                                                         Partnership
Lurline Chatsworth Partners                California                    Limited
                                                                         Partnership
Torrance Amapola Business Park             California                    Limited
Partners                                                                 Partnership
Koll Cornerstone Torrance Amapola          California                    Limited
                                                                         Partnership
K/B Opportunity Fund I, L.P.               Delaware                      Limited
                                                                         Partnership
K/B Opportunity Fund II, L.P.              Delaware                      Limited
                                                                         Partnership
K/B Fund II                                Delaware                      Limited
                                                                         Partnership
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
K/B Opportunity Fund III, L.P.            Delaware                       Limited
                                                                         Partnership
K/B Fund III                              Delaware                       Limited
                                                                         Partnership
K/B Retail, L.P.                          Delaware                       Limited
                                                                         Partnership
K/B Retail Properties, L.P.               California                     Limited
                                                                         Partnership
BHI-Dover VII                             California                     Limited
                                                                         Partnership
BHI-Dover VIII                            California                     Limited
                                                                         Partnership
BHI-Dover XI                              California                     Limited
                                                                         Partnership
BHI-Dover XVI                             California                     Limited
                                                                         Partnership
BHI-Dover VI                              California                     Limited
                                                                         Partnership
BHI-Dover X                               California                     Limited
                                                                         Partnership
BHI-Dover XV                              California                     Limited
                                                                         Partnership
BHI-Dover XVII                            California                     Limited
                                                                         Partnership
Koll Asia Holdings Ltd.                   Hong Kong                      Hong Kong
WPI/Koll Asia Pacific Advisors, L.L.C.    Delaware                       Limited
                                                                         Liability Co.
Koll Asia Pacific Unlimited               Hong Kong                      Hong Kong
Koll Asia Pacific Real Estate Services    Shanghai                       Shanghai,
(Shanghai) Co. Ltd.                                                      PRC
KAP (Singapore) Pte Ltd.                  Singapore                      Singapore
Koll Projects Services Pte Ltd.           Singapore                      Singapore
Koll Asia Pacific Pte Ltd.                Singapore                      Singapore
Koll Merchants Ltd.                       Hong Kong                      Hong Kong
Harvest Property Management               Shanghai                       Shanghai
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